SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              May 1, 1998
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                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


        0-12405                                         94-2880078
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(Commission File Number)                (I.R.S. Employer Identification No.)

           389 Oyster Point Boulevard, South San Francisco, CA 94080
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               (Address of Principal Executive Offices) (Zip Code)

                                 (415) 583-9964
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              (Registrant's Telephone Number, Including Area Code)


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              Name or Former Address, if Changed Since Last Report)

ITEM 5.  Agreements with and regarding Positron Corporation

         Effective May 1, 1998, the Company entered into several agreements with Positron Corporation, a Texas corporation, pursuant to which the Company will acquire a majority ownership of Positron. In addition, the Company will immediately begin making working capital advances to Positron of up to $500,000 to enable that company to meet a portion of its current obligations. The Company has agreed to support Positron in several other ways, by agreeing to take, after the date of the closing, all reasonable efforts to cause the placement of ten Positron (TM) PET cameras over the next three years, particularly with the Company's affiliate Imatron Japan, Inc., and by assisting Positron to arrange for additional third-party financing in an aggregate amount of at least $8,000,000.

ITEM 7.  Exhibits.

         7.1 Loan Agreement between the Company and Positron, with Schedules and Exhibits.

     7.2 Stock Purchase Agreement between the Company and Positron,with Schedules and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              IMATRON INC.


Date: June     ,1998          By:
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                                   S. Lewis Meyer
                              Its: President & Chief Executive Officer